[EXHIBIT 10.1.6]

ASSET
ESCROW SERVICES, INC.  2725 Jefferson Street, Suite 12,
                       Carlsbad, CA 92008
                       (760) 730-4550  Fax (760) 730-4549






                 SALE ESCROW INSTRUCTIONS

TO: ASSET ESCROW SERVICES, INC            Date: September 22, 2003
    Licensed by the Department of         Escrow. Officer, Jann Stricklin
    Corporations.  State of California    Escrow Number: 324-JS
    No.9631934.



MYROB PROPERTIES, INC., a California corporation, (hereinafter known as Buyer) agree to purchase from HORIZON ENERGY GROUP, LLC. (hereinafter known as Seller) the real property set forth herein per the terms, conditions, consideration and instructions hereinafter stated.

                 Terms of Transaction

Buyer will deposit, prior to
close of escrow, the Sum of                   $ 250,000.00

To Complete the Total Consideration of        $ 250,000.00

Furthermore, Buyer will execute and deliver any instruments and/or funds which this escrow requires to show title as called for, all of 'Which you are instructed to use on or before October 10,2003, provided you hold a Policy of Title insurance with the usual Title company's exceptions, with a liability of not less than $250,000.00, covering property in the City of Harper Dry Lake Area. County of San Bernardino. State of Ca1-ifomia, described as follows:

Legal description attached hereto and made a part hereof

COMMONLY KNOW'N AS:. APN: 0490-091-01, 09! 19, & 20, Harper Dry
Lake Area, C.A- (Exact legal description as set forth in the preliminary title report ,per approvals specified below)

SHOWING TITLE VESTED IN: MYROB PROPERTIES, INC. A California
Corporation as to an undivided One-Hundred percent (100%) interest.

SUBJECT TO :
(1) General and Special County and City (if3ny) Taxes for the Current fiscal year, not due or delinquent.
(2) Lien of Supplemental Taxes, if any, assessed pursuant to the provisions of Chapter 498 (Proposition 13) statutes of 1983 of the State of California.
(3) Covenants, Conditions and Restrictions, reservations easements for public utilities, districts, water companies, alleys and streets, rights and rights of way of record, if any; also exceptions of oil, gas, minerals and hydrocarbons, and/or lease, if any, without the right of surface entry , as approved by Buyer.
(4) Those exceptions to the title policy created by Buyer or approved by Buyer in this escrow.

INSTRUCTIONS TO ESCROW;
----------------------

Whereas Myrob Properties, Inc., currently owns a Forty-Six percent (46%) interest in the subject properties and wishes to purchase; and Horizon Energy wishes to sell the Sellers Fifty-Four percent (54%) interest in the subject property the parties, for good and valuable consideration agree as follows:


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Asset Escrow Services, Inc.             Date: September 22, 2003
                                        Escrow No.: 324-JS

The parties in this transaction warrant and certify that these escrow instructions are the only purchase contract between them; that there are NO Real Estate Brokers/agents involved in this transaction and therefore NO commission will be paid through this escrow. Escrow Holder is relieved of any responsibility and/or liability regarding any disclosures/documentation that may be required by law between Buyer and Sellers in this transaction.

Buyer is aware that there is presently a First Trust Deed on the subject properties in the amount of $75,000.00 for which the Buyer shall assume full responsibility for payment.

Escrow Holder is instructed to obtain and deliver to Buyer a Beneficiary Statement from Keith Welputt (the Beneficiary of the above mentioned First Trust Deed) for the sole purpose of informing the buyer of the terms and agreements of that Trust Deed

Buyer has obtained and reviewed a Preliminary title Report for the subject properties and is fu11y aware of the taxes, liens and encumbrances of record and takes ownership with full responsibility and acceptance of such conditions.

Buyer to pay for all expenses associated with this transaction, to include without limitation, title report, escrow fees. recording fees, documents preparation fees, title insurance, property taxes, documentary transfer tax and any other cost or fee that may be due as a result of this sale

Except for the obligations arising under these instructions, Sellers and Buyer each in favor of the other, release and discharge each other and their agents, servants, attorneys, successors, assigns, members, partners and shareholders from any and all claims, debts and liabilities arising in connection with the management and operation of Horizon and it's assets.

All proceeds from this sale will be payable to Plum Development, LLC.

PRELIMINARY CHANGE OF OWNERSHIP REPORT:
--------------------------------------
Prior to the close of escrow, Grantee shall cause to be handed to Escrow Holder a fully completed and executed "Preliminary Change of Ownership Report" pursuant to the requirements and in accordance with Section 480.3 of the Revenue and Taxation Code, State of California. If Grantee so chooses I Grantee may elect not to complete and execute said form prior to the close of escrow. In such an event, Grantee is aware that a $20.00 charge will be assessed by the County Recorder's Office and Escrow Holder will charge the account of the Grantee accordingly. Escrow Holder's sole duty shall be the delivery of said form to the County Recorder at the tin1e of recordation of transfer documents.

IRS 1099 REPORTING DISCLOSURE:
-----------------------------
To comply with the Internal Revenue Code, Seller herein agrees to deposit into escrow a 1099 tax report and instructs Escrow Holder to complete a final return at the close of escrow and forward same to the Internal Revenue Service.

REAL ESTATE TAX 11iHOLOING LAWS:
-------------------------------
The parties acknowledge that, in accordance with California Revenue And Taxation Code Sections 18662 and 18668, the parties have responsibilities for reporting and withholding monies which may be due the State of California, for taxes on the sale of real property. Escrow holder will delay the closing of this transaction until all reporting and withholding requirements are met, and applicable forms are completed and delivered into escrow. Escrow holder shall debit Seller's accounts if applicable, and forward funds to the Franchise Tax Board. Escrow may charge its usual fee for assisting the parties to comply with these taxes.

Seller sha11 notify Escrow Holder in writing if they qualify for an exemption.

If he Seller is a "foreign person" under the Foreign Investment in Real Property 1'~ Act (IRC Section 1445), unless an exemption applies, Buyer must withhold 10% of the gross sales proceeds from Seller's proceeds. Escrow is instructed to Carry out its duties as established by this law.



                             Page 2

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Asset Escrow Services, Inc.             Date: September 22, 2003
                                        Escrow No.: 324-JS


IN ADDITION, BUYER AND SELLER HAVE READ AND UNDERSTAND THE
ATTACHED ADDITIONAL ESCROW INSTRUCTIONS AND PROVJSIONS OF ASSET
ESCROW SERVICES AND AGREE TO BE BOUND THEREBY.

Buyer's deposit of funds required to close escrow shall be deemed satisfaction of all contingencies and escrow's authority to close.

Buyer's Signature:

Myrob Properties, Inc., a
Californian Corporation


By:
   ---------------------------

Address







YOU are authorized, on Seller's behalf, to pay customary, applicable fees as set forth in the Agreement and these escrow instructions.

Seller's Signatures:

Horizon Energy Group, LLC
a California Limited Liability Company


By:
   ---------------------------



Plum Development, LLC, Managing Member


Address









                               Page 3

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ASSET
ESCROW SERVICES, INC.  2725 Jefferson Street, Suite 12,
                       Carlsbad, CA 92008
                       (760) 730-4550  Fax (760) 730-4549



EScrow No. 324-JS                           Closing Date: November 3, 2003
Reference: AFN: 0490-091-09, 09, 19, & 20   Page 1
           Harper Dry Lake Area, CA

                     CLOSING STATEMENT

                     Horizon Energy Group, LLC

Red Giant Inc 1351 W. La Serena Drive
Brea, CA 92821

SELLER: --CREDITS --                           BUYER:
                                               --DEBITS CREDITS--

            Consideration:

  250,000.00 Total Consideration                  250,000.01

     Deposits:
       Deposit
        By: Red Giant Inc.                                       260,325.56

     Title Charges:
       Owner's Title Policy                         1,058.00
       County Document Transfer Tax                   275.00
       Record Grant Deed                               49.00
       Delinquent Taxes 2002/03                       560.30
       Tax: let 1/203-04 "20"                         108.63
       Tax: lst 1/203-04 .19"                         108.63
       Tax: lst 1/203-04 .09.                         311.36
       Tax: lst 1/2 03-04 "01"                        435.21

     Escrow Fees:
       Escrow Fees                                  1,400.00
       Order Beneficiary Statement                    111.10
       Prepare Grant Deed
       wire Transfer Fee                               50.00
       Messenger Fee                                   25.00

       Check Herewith                         $     5,844.43

       Check Herewith

250,000.00
250,000.00  $  250,000.00 Totals              $   260,325.56   $ 260,325.56


                  SAVE FOR INCOME TAX PURPOSES


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ASSET
ESCROW SERVICES, INC.  2725 Jefferson Street, Suite 12,
                       Carlsbad, CA 92008
                       (760) 730-4550  Fax (760) 730-4549
============================================================================



Miracle Entertainment (Attn: Red Giant, Inc.)         Date: November 3, 2003
5670 Wilshire Blvd,Suite 1690
Los Angeles, CA 90036                                 Escrow No. : 324-JS

Ann: Peter Beale and John Daly


RE:  APN: 0490-091-09, 09, 19, & 20,
Harper Dry Lake Area, CA


We are pleased to inform you that the above referenced escrow was closed on November 3, 2003 and we enclose the following for your records:


    Our Check in the amount of $5,844.43 representing your refund. Final HUD I and Closing Statement.

Property Tax Information -For your information, County taxes on real property become delinquent as follows: First installment after December l0th, second installment after the following April l0th. If you do not receive a tax bill one month prior to the delinquency date, a written request for same should be made to the County Tax Collector. Your written request should include the legal description and Assessor's Parcel Number (APN) of the property. When the lender collects impound funds for payment of taxes, the tax bill is usually sent to them.

Any documents to which you are entitled will be forwarded to you directly from the appropriate governing party.

We hope this transaction was handled to your satisfaction, and that we may be of service to you again should you have the need for escrow services in the future.

Asset Escrow Services, Inc.

/s/Jann Stricklin


Jann Stricklin
Escrow Officer


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